Scudder Pathway Series - Conservative Portfolio
                   Scudder Pathway Series - Balanced Portfolio
                    Scudder Pathway Series - Growth Portfolio

    Supplement the Statement of Additional Information dated January 1, 2000



The  following  text  replaces  the  paragraph  under   "Remuneration"   in  the
Portfolios' Statement of Additional Information:

The Trust does not directly pay any Trustee an annual Trustees' fee or fees for Board and committee meetings. The Independent Trustees receive payment for service on the Trust's Board from certain underlying funds in which the Fund invests (each an "Underlying Fund," together, the "Underlying Funds") pursuant to special servicing agreement which provides that, subject to certain limitations, the Underlying Funds assume all expenses of the Trust. Each Independent Trustee receives and annual Trustee's fee of $2,000 per fund, and a fee of $200 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for purpose of considering arrangements between the Trust and Scudder Kemper, or any of its other affiliates. Each Independent Trustee also receives $100 per fund for all other committee meetings attended. The Trustees may be trustees/directors of the Underlying Funds. The Underlying Funds generally pay their Independent trustees/directors an annual trustee's/director's fee and fees for attending board meetings and reimburse them for expenses related to the business of any series of the applicable trust/corporation.
The Board may determine to change this compensation structure in the future.

March 31, 2000